Exhibit 99.15

                                                                            July 23, 2002



            NORTHEAST UTILITIES AND SUBSIDIARIES
            ------------------------------------

                      FINANCIAL REPORT
                      ----------------
                                                                    Three Months Ended
                                                                          June 30,
                                                                   ---------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,673,193    $ 1,583,294
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $    28,857    $    46,732
   Extraordinary loss, net of tax benefit
      of $169,562                                                     -              -
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                   -              -
                                                               -----------    -----------
Net Income                                                     $    28,857    $    46,732
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $      0.22    $      0.35
   Extraordinary loss, net of tax benefit                              -              -
   Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.22    $      0.35
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      129,993,412    134,149,873
                                                               ===========    ===========

                                                                      Six Months Ended
                                                                          June 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 3,583,876    $ 3,383,838
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $    47,499    $   181,327
   Extraordinary loss, net of tax benefit
      of $169,562                                                     -              -
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                   -           (22,432)
                                                               -----------    -----------
Net Income                                                     $    47,499    $   158,895
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $      0.37    $      1.30
   Extraordinary loss, net of tax benefit                              -              -
   Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.37    $      1.14
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      129,871,495    139,256,968
                                                               ===========    ===========


                                                                    Twelve Months Ended
                                                                           June 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 7,073,865    $ 6,463,163
                                                               ===========    ===========
Earnings for Common Shares:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $   132,114    $   299,830
   Extraordinary loss, net of tax benefit
      of $169,562                                                     -          (233,881)
   Cumulative effect of accounting change,
      net of tax benefit of $14,908                                   -           (22,432)
                                                               -----------    -----------
Net Income                                                     $   132,114    $    43,517
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
   Before extraordinary loss and cumulative effect
      of accounting change, net of tax benefits                $      1.01    $      2.12
   Extraordinary loss, net of tax benefit                              -            (1.65)
   Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.01    $      0.31
                                                               ===========    ===========
Common Shares Outstanding (fully diluted)                      131,227,196    141,669,477
                                                               ===========    ===========


The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                    Three Months Ended
                                                                          June 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 1,673,193    $ 1,583,294
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    1,158,327      1,009,878
    Other                                                          198,724        189,014
  Maintenance                                                       73,449         59,738
  Depreciation                                                      50,744         49,891
  Amortization                                                      43,038         86,098
  Taxes other than income taxes                                     54,860         55,204
  Gain on sale of utility plant                                       -              -
                                                               -----------    -----------
       Total operating expenses                                  1,579,142      1,449,823
                                                               -----------    -----------
Operating Income                                                    94,051        133,471
Other Income/(Loss), Net                                             1,653         15,722
                                                               -----------    -----------
Income Before Interest Expense and Income Tax
  (Benefit)/Expense                                                 95,704        149,193
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                        37,210         35,243
  Interest on rate reduction bonds                                  29,226         26,820
  Other interest                                                     2,572          9,482
                                                               -----------    -----------
      Interest expense, net                                         69,008         71,545
                                                               -----------    -----------
Income Before Income Tax (Benefit)/Expense                          26,696         77,648
Income Tax (Benefit)/Expense                                        (3,550)        28,479
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   30,246         49,169
Preferred Dividends of Subsidiaries                                  1,389          2,437
                                                               -----------    -----------
Income before extraordinary loss and
  cumulative effect of accounting change,
  net of tax benefits                                               28,857         46,732
Extraordinary loss, net of tax benefit
  of $169,562                                                         -              -
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -              -
                                                               -----------    -----------
Net Income                                                     $    28,857    $    46,732
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      0.22     $     0.35
  Extraordinary loss, net of tax benefit                               -              -
  Cumulative effect of accounting change,
    net of tax benefit                                                 -              -
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.22    $      0.35
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,993,412    134,149,873
                                                               ===========    ===========



            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------

                                                                     Six Months Ended
                                                                          June 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 3,583,876    $ 3,383,838
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    2,511,164      2,140,717
    Other                                                          396,755        407,942
  Maintenance                                                      125,761        148,419
  Depreciation                                                      98,625        110,520
  Amortization                                                     113,776        805,954
  Taxes other than income taxes                                    129,458        131,091
  Gain on sale of utility plant                                       -          (653,872)
                                                               -----------    -----------
       Total operating expenses                                  3,375,539      3,090,771
                                                               -----------    -----------
Operating Income                                                   208,337        293,067
Other Income/(Loss), Net                                           (12,344)       172,920
                                                               -----------    -----------
Income Before Interest Expense and Income Tax
  (Benefit)/Expense                                                195,993        465,987
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                        71,758         78,911
  Interest on rate reduction bonds                                  58,788         26,820
  Other interest                                                     5,349         33,009
                                                               -----------    -----------
      Interest expense, net                                        135,895        138,740
                                                               -----------    -----------
Income Before Income Tax (Benefit)/Expense                          60,098        327,247
Income Tax (Benefit)/Expense                                         9,820        140,779
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                   50,278        186,468
Preferred Dividends of Subsidiaries                                  2,779          5,141
                                                               -----------    -----------
Income before extraordinary loss and
  cumulative effect of accounting change,
  net of tax benefits                                               47,499        181,327
Extraordinary loss, net of tax benefit
  of $169,562                                                         -              -
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -           (22,432)
                                                               -----------    -----------
Net Income                                                     $    47,499    $   158,895
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      0.37     $     1.30
  Extraordinary loss, net of tax benefit                               -              -
  Cumulative effect of accounting change,
    net of tax benefit                                                 -            (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      0.37    $      1.14
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      129,871,495    139,256,968
                                                               ===========    ===========


            Northeast Utilities and Subsidiaries
            ------------------------------------

              Consolidated Statements of Income
              ---------------------------------


                                                                    Twelve Months Ended
                                                                           June 30,
                                                                    -------------------
                                                                    2002           2001
                                                                    ----           ----
                                                                  (Thousands of Dollars,
                                                                 Except Share Information)
Operating Revenues                                             $ 7,073,865    $ 6,463,163
                                                               -----------    -----------
Operating Expenses:
  Operation -
    Fuel, purchased and net interchange power                    4,911,790      3,881,251
    Other                                                          773,788        859,293
  Maintenance                                                      236,302        282,812
  Depreciation                                                     189,118        230,980
  Amortization                                                     304,858        968,643
  Taxes other than income taxes                                    217,564        249,991
  Gain on sale of utility plant                                       -          (653,297)
                                                               -----------    -----------
       Total operating expenses                                  6,633,420      5,819,673
                                                               -----------    -----------
Operating Income                                                   440,445        643,490
Other (Loss)/Income, Net                                            16,363        180,196
                                                               -----------    -----------
Income Before Interest Expense and
  Income Tax (Benefit)/Expense                                     456,808        823,686
                                                               -----------    -----------

Interest Expense:
  Interest on long-term debt                                       139,897        171,424
  Interest on rate reduction bonds                                 119,583         26,820
  Other interest                                                    17,333         93,391
                                                               -----------    -----------
      Interest expense, net                                        276,813        291,635
                                                               -----------    -----------
Income Before Income Tax (Benefit)/Expense                         179,995        532,051
Income Tax (Benefit)/Expense                                        42,993        221,590
                                                               -----------    -----------
Income Before Preferred Dividends of Subsidiaries                  137,002        310,461
Preferred Dividends of Subsidiaries                                  4,888         10,631
                                                               -----------    -----------
Income before extraordinary loss and
  cumulative effect of accounting change,
  net of tax benefits                                              132,114        299,830
Extraordinary loss, net of tax benefit
  of $169,562                                                         -          (233,881)
Cumulative effect of accounting change,
  net of tax benefit of $14,908                                       -           (22,432)
                                                               -----------    -----------
Net Income                                                     $   132,114    $    43,517
                                                               ===========    ===========

Fully Diluted Earnings Per Common Share:
  Income before extraordinary loss and
    cumulative effect of accounting change,
    net of tax benefits                                        $      1.01     $     2.12
  Extraordinary loss, net of tax benefit                              -             (1.65)
  Cumulative effect of accounting change,
    net of tax benefit                                                -             (0.16)
                                                               -----------    -----------
Fully Diluted Earnings Per Common Share                        $      1.01    $      0.31
                                                               ===========    ===========

Common Shares Outstanding (fully diluted)                      131,227,196    141,669,477
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


            Northeast Utilities and Subsidiaries
            ------------------------------------

                Consolidated Balance Sheets
                ---------------------------

                                                                        June 30,
                                                                   -------------------
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
ASSETS
------
Current Assets:
  Cash and cash equivalents                                    $    94,023    $   197,646
  Investments in securitizable assets                               28,885         40,599
  Receivables, net                                                 844,219        784,053
  Unbilled revenues                                                106,284         85,909
  Fuel, materials, and supplies, at average cost                   120,732        102,583
  Special deposits                                                  14,119         39,095
  Prepayments and other                                            176,657        139,174
                                                               -----------    -----------
                                                                 1,384,919      1,389,059
                                                               -----------    -----------

Property, Plant and Equipment:
  Electric utility                                               5,909,275      5,621,856
  Gas utility                                                      657,194        618,684
  Competitive energy                                             1,166,029      1,236,126
  Other                                                             28,355         39,100
                                                               -----------    -----------
                                                                 7,760,853      7,515,766
    Less:  Accumulated provision for depreciation                3,496,147      3,435,530
                                                               -----------    -----------
                                                                 4,264,706      4,080,236
  Construction work in progress                                    290,578        222,884
  Nuclear fuel, net                                                 26,011         26,038
                                                               -----------    -----------
                                                                 4,581,295      4,329,158
                                                               -----------    -----------
Deferred Debits and Other Assets:
  Regulatory assets                                              3,160,295      3,414,873
  Goodwill and other purchased intangible assets, net              332,312        324,519
  Prepaid pension                                                  267,448        190,145
  Nuclear decommissioning trusts, at market                         64,127         59,903
  Other                                                            524,263        453,051
                                                               -----------    -----------
                                                                 4,348,445      4,442,491
                                                               -----------    -----------

Total Assets                                                   $10,314,659    $10,160,708
                                                               ===========    ===========


                                                                         June 30,
                                                                   -------------------
                                                                   2002           2001
                                                                   ----           ----
                                                                 (Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
------------------------------
Current Liabilities:
  Notes payable to banks                                       $   290,000    $   455,400
  Long-term debt - current portion                                  52,063         24,365
  Accounts payable                                                 654,575        685,485
  Accrued taxes                                                     30,910         83,032
  Accrued interest                                                  61,410         55,899
  Other                                                            195,779        121,340
                                                               -----------    -----------
                                                                 1,284,737      1,425,521
                                                               -----------    -----------
Rate Reduction Bonds                                             2,001,191      2,118,400
                                                               -----------    -----------

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                              1,483,138      1,447,536
  Accumulated deferred investment tax credits                      113,746        126,422
  Deferred contractual obligations                                 198,353        228,701
  Other                                                            699,714        645,124
                                                               -----------    -----------
                                                                 2,494,951      2,447,783
                                                               -----------    -----------
Capitalization:
  Long-Term Debt                                                 2,273,861      1,930,142
                                                               -----------    -----------
  Preferered Stock                                                 116,200        116,200
                                                               -----------    -----------
  Common Shareholders' Equity:
   Common shares, $5 par value - authorized
    225,000,000 shares; 149,271,168 shares issued and
    129,773,079 shares outstanding in 2002 and
    148,888,790 shares issued and 133,864,193 shares
    outstanding in 2001                                            746,356        744,444
   Capital surplus, paid in                                      1,109,741      1,108,613
   Deferred contribution plan - employee stock
    ownership plan                                                 (95,501)      (108,122)
   Retained earnings                                               678,593        610,248
   Accumulated other comprehensive income/(loss)                     1,383        (26,470)
   Treasury stock                                                 (296,853)      (206,051)
                                                               -----------    -----------
   Common Shareholders' Equity                                   2,143,719      2,122,662
                                                               -----------    -----------
Total Capitalization                                             4,533,780      4,169,004
                                                               -----------    -----------

Total Liabilities and Capitalization                           $10,314,659    $10,160,708
                                                               ===========    ===========

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.